AMENDMENT NO. 2
                              to
              AMENDMENT AND PLAN OF REORGANIZATION


     This Amendment No. 2 is dated as of August 6, 1997, and amends the Agreement and Plan of Merger and Reorganization dated as of October 12, 1996, as previously amended (the "Merger Agreement"), among the parties named below.

     The parties named below, which constitute all of the parties to the Merger Agreement, agree that the date September 1, 1998 is substituted for the date April 30, 1998 appearing in Section 8.01(b) of the Merger Agreement.


                                               ENOVA CORPORATION

                                               By:  /s/ S.L. Baum
                                               ---------------------
                                               Stephen L. Baum
                                               President and Chief
                                               Executive Officer


                                               PACIFIC ENTERPRISES

                                               By:  /s/ W.B. Wood, Jr.
                                               ----------------------
                                               Willis B. Wood, Jr.
                                               Chairman and Chief
                                               Executive Officer


                                               MINERAL ENERGY COMPANY

                                               By:  /s/ R.D. Farman
                                               ----------------------
                                               Richard D. Farman
                                               President


                                               G MINERAL ENERGY Sub

                                               By:  /s/ K.C. Sagara
                                               ----------------------
                                               Kevin C. Sagara
                                               President


                                               B MINERAL ENERGY Sub

                                               By:  /s/ G.W. Kyle
                                               ----------------------
                                               Gary W. Kyle
                                               President